Exhibit 10.6.2
Execution Version
February 27, 2026

BLACK ROCK COFFEE HOLDINGS, LLC, as the Borrower
9170 E. Bahia Drive, Suite 101
Scottsdale, AZ 85260

Re:    Consolidated EBITDAR Amendment

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of September 15, 2025 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among BLACK ROCK COFFEE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto, and JPMORGAN CHASE BANK, N.A., as the Administrative Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

The Borrower has requested that the Administrative Agent and the Lenders (constituting Required Lenders) (A) amend the definition of “Consolidated EBITDAR” to amend and replace (x) the existing clause (b)(vi) thereunder with “Rental Expense for such period” and (y) the existing clause (c)(iv) thereunder with “[reserved]”, (B) amend Schedule I of Exhibit C to the Credit Agreement for the changes pursuant to clause (A) above and (C) add the following new sentence at the end of Section 1.04(b) of the Credit Agreement: “Further, any financing obligation arising under GAAP in connection with lease incentives or tenant improvement allowances under any Lease shall not constitute Indebtedness.” The parties hereto agree to such requested amendments, and effective as of the date hereof, the Credit Agreement is hereby amended.

The agreements of the Administrative Agent and the Lenders contained herein are one-time agreements and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver of (a) any Default or Event of Default or (b) any term or condition of the Credit Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent or waiver by the Administrative Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto. Except as otherwise expressly provided herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

This letter agreement shall be considered one of the Loan Documents and any reference to "Loan Documents" contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to include this letter agreement. Each party hereto agrees that Sections 9.03, 9.06, 9.07, 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference and shall apply, mutatis mutandis, to this letter agreement as if fully set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BLACK ROCK COFFEE HOLDINGS, LLC, as the Borrower

By:     /s/ Rodd Booth
Name:     Rodd Booth
Title:     CFO
[Signature Page to Letter Agreement]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and Lender

By:    /s/ John P. Discepola
Name:     John P. Discepola
Title:     Vice President

[Signature Page to Letter Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:    /s/ Garrett Galt
Name:     Garrett Galt
Title:     Sr. Vice President
[Signature Page to Letter Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:    /s/ Jason Grass
Name:     Jason Grass
Title:     Vice President

[Signature Page to Letter Agreement]